Exhibit 21

Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization
3333 DEVELOPMENT CORPORATION	Nevada
3333 HOLDING CORPORATION	Delaware
AAA HOLDINGS, L.P.	Delaware
ABC HOMES LIMITED	United Kingdom
ADFINET, INC.	Nevada
ADFITECH, INC.	Nevada
Advanced Financial Technology, Inc.
Xsequor
AMERICAN LANDMARK MORTGAGE, LTD.	Florida
ARMOR INSURANCE COMPANY	Vermont
ASHLEY TURNER FINANCE, L.P.	Texas
AT-HOME MORTGAGE ASSOCIATES, LTD.	Florida
AUSTIN PARTNERS IN LENDING, L.P.	Texas
A.W. MORTGAGE, L.P.	Texas
BARRINGTON CARPET, LLC	Delaware
BATESON DAILEY, A JOINT VENTURE	Michigan
BENEFIT ASSET MANAGEMENT CORPORATION	California
BUILDER’S HOME MORTGAGE, L.P.	Washington
CALIFORNIA HOME MORTGAGE, L.P.	Texas
CDC2020 PLC	United Kingdom
CDMC HOLDING, INC.	Nevada
CENTEX-3D/I, A JOINT VENTURE	Texas
CENTEX-AIM CONSTRUCTION, L.L.C.	Michigan
CENTEX ATLANTIC, LLC	Delaware
CENTEX BUILDING SERVICES, INC.	Nevada
CENTEX COMMERCIAL DEVELOPMENT, LLC	Delaware
Centex Commercial Development GP, LLC
CENTEX COMMERCIAL DEVELOPMENT, L.P.	Delaware
Centex Commercial Development, Limited Partnership
Centex Commercial Development of North Carolina, Limited Partnership
CENTEX CONCORD	Tennessee
CENTEX CONCORD PROPERTY MANAGEMENT, L.L.C.	Tennessee
CENTEX CONSTRUCTION COMPANY, INC.	Nevada
Centex Facility Services
Centex Facilities Services
Centex Technology Construction Group Mid-Atlantic Division
Centex Technology Construction Group Southwest Division
CTX Construction Company
CENTEX CONSTRUCTION GROUP, INC.	Nevada
CENTEX CONSTRUCTION GROUP SERVICES, LLC	Delaware
CENTEX DEVELOPMENT COMPANY, L.P.	Delaware
CDC, LP
Centex Development Company, Limited Partnership
CENTEX DEVELOPMENT COMPANY UK LIMITED	United Kingdom
CENTEX DEVELOPMENT FUNDING COMPANY UK LIMITED	United Kingdom
CENTEX DEVELOPMENT MANAGEMENT COMPANY	Nevada
CENTEX ENGINEERING & CONSTRUCTION, INC.	Nevada
Centex Engineering & Construction
Centex Facility Services
Centex Technology Construction Group Midwest Division
CENTEX EQUITY CORPORATION	Nevada
CENTEX/F&S, L.L.C.	Delaware
CENTEX FINANCIAL SERVICES, INC.	Nevada

Exhibit 21

Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization
CENTEX/FPC, L.L.C.	Delaware
CENTEX-GILFORD, A JOINT VENTURE	Virginia
CENTEX-GILFORD, A JOINT VENTURE II	Virginia
CENTEX GOLDEN CONSTRUCTION COMPANY	Nevada
CENTEX/HKS, CANYON, L.L.C.	Delaware
CENTEX/HKS, L.L.C.	Delaware
CENTEX/HKS II, L.L.C.	Delaware
CENTEX HOME EQUITY COMPANY, LLC	Delaware
Centex Home Equity
Centex Home Equity Company
CENTEX HOME SERVICES COMPANY	Nevada
Centex HomeTeam Services
HomeTeam Services
CENTEX HOMES	Nevada
At-Home America
Centex Destination Properties
Centex Development Company
Centex Pools & Spas
City Homes
CityHomes
CTX Builders Supply
Fox & Jacob Homes
Fox & Jacobs
Marquis Homes
Marquis Mountain Homes
Marquis Resort Homes
Marquis Resort Homes by Centex
New Homes Research Group
Real Homes
Riverwood Golf Club
Teal Building Corporation
Teal Homes
Timbercreek Forest Products
Vista Homes
Vista Property Company
Wayne Homes
Wayne Homes, a Division of Centex Homes
Wayne Homes by Centex
CENTEX HOMES, INC.	Texas
CENTEX HOMES, LLC	Delaware
Centex Homes
CENTEX HOMES INTERNATIONAL LIMITED	United Kingdom
CENTEX HOMES LIMITED	United Kingdom
CENTEX HOMES MARKETING, INC.	Georgia
CTX Realty
CENTEX HOMES OF CALIFORNIA, LLC	Delaware
CENTEX HOMES OF CALIFORNIA II, LLC	Delaware
CENTEX HOMES REALTY COMPANY	Nevada
CENTEX HOMES REALTY, INC.	Michigan
CENTEX HOMES UK LIMITED	United Kingdom

Exhibit 21

Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization
CENTEX HOMETEAM LAWN CARE, LLC	Delaware
Certified Lawn Care
HomeTeam Lawn Care
King Green
Turf Guard
CENTEX HOUSING RELIEF FUND	Texas
CENTEX INDUSTRIAL CAMARILLO IV, LLC	Delaware
CENTEX INDUSTRIAL GENERAL PARTNER, LLC	Delaware
CENTEX INTERNATIONAL, INC.	Nevada
CENTEX INTERNATIONAL, LLC	Delaware
CENTEX-KIRCO INDUSTRIAL WESTLAKE VI, LLC	Delaware
CENTEX LAND HOLDINGS GENPAR, LLC	Delaware
CENTEX LAND HOLDINGS, L.P.	Delaware
CENTEX LAND INVESTMENTS, LLC	Delaware
CENTEX LAND INVESTMENTS II, LLC	Delaware
CENTEX LANDIS LIMITED LIABILITY COMPANY NO. 1	Louisiana
CENTEX LATIN AMERICA, INC.	Nevada
CENTEX LEE, LLC	Delaware
CENTEX LOST CREEK RANCH, LLC	Delaware
CENTEX MANAGEMENT SERVICES LIMITED	United Kingdom
CENTEX MANUFACTURED HOUSING GROUP, LLC	Delaware
CENTEX/MASHBURN, A JOINT VENTURE	North Carolina
CENTEX/MORRIS, L.L.C.	Delaware
CENTEX/MORRIS II, L.L.C.	Delaware
CENTEX MULTI-FAMILY COMMUNITIES, L.P.	Delaware
White Rock Apartment Homes
CENTEX MULTI-FAMILY COMMUNITIES, LLC	Delaware
CENTEX MULTI-FAMILY COMPANY	Nevada
Centex Multi-Family Development Company
CENTEX MULTI-FAMILY INVESTMENTS, L.P.	Delaware
CENTEX MULTI-FAMILY ST. PETE HOLDING COMPANY, L.L.C.	Delaware
CENTEX MULTI-FAMILY ST. PETE II, L.L.C.
Verandahs of Brighton Bay	Delaware
CENTEX MULTI-FAMILY UPPER LANDING, LLC	Delaware
CENTEX NORTHFIELD INVESTMENT COMPANY I, L.P.	Delaware
CENTEX OFFICE CITYMARK I GENERAL PARTNER, LLC	Delaware
Centex Development Office Citymark I General Partner, LLC
CENTEX OFFICE CITYMARK I, L.P.	Delaware
Centex Development Office Citymark I, L.P.
CENTEX OFFICE GENERAL PARTNER, LLC	Delaware
Centex Development Office General Partner, LLC
CENTEX OFFICE SOUTHPOINTE II, L.L.C.	Delaware
CENTEX OFFICE VISTA RIDGE LEWISVILLE II, L.P.	Delaware
Centex Development Office Vista Ridge Lewisville II, L.P.
CENTEX/OMNIPLAN, L.L.C.	Delaware
CENTEX/OMNIPLAN II, L.L.C.	Delaware
CENTEX/PEGASUS, A JOINT VENTURE	Texas
CENTEX REAL ESTATE CONSTRUCTION COMPANY	Nevada
CTX Builders Supply

Exhibit 21

Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization
CENTEX REAL ESTATE CORPORATION	Nevada
Centex Custom Homes
Centex Homes
Centex Homes, a Nevada general partnership
Centex-Crosland Company
Centex-Crosland Homes
CTX Builders Supply
Fox & Jacobs
Fox & Jacobs Homes
Marquis Resort Homes
Selective Homes
The Selective Group
Timbercreek Forest Products
Vista Homes
Wayne Homes
Wayne Homes by Centex
CENTEX REALTY, INC.	Florida
Riverwood Properties
CENTEX RETAIL GENERAL PARTNER, LLC	Delaware
CENTEX RETAIL GENERAL PARTNER II, LLC	Delaware
CENTEX RETAIL RIVERMARK INVESTMENT COMPANY I, LLC	Delaware
CENTEX RETAIL VISTA RIDGE I, L.P.	Delaware
CENTEX RODGERS, INC.	Nevada
Centex Pharmaceutical/BioTech Group
Centex Resource Group
Centex Technology Construction Group Northeast Division
Centex Technology Construction Group (West Coast Division)
CENTEX ROONEY/BOND CLASSROOMS, LLC	Delaware
CENTEX-ROONEY CONSTRUCTION CO., INC.	Florida
Centex Civil Construction
Centex Rooney Facilities Group
Centex Rooney/Royal American, a Joint Venture
Centex Technology Construction Group Southeast Division
PCL/Centex Rooney, a Joint Venture
CENTEX-ROONEY CONSTRUCTION CO., INC./CONSTRUCT TWO CONSTRUCTION MANAGERS, INC., A JOINT VENTURE	Florida
CENTEX ROONEY CONSTRUCTION CO., INC./LANDIS COMPANY, INC., A JOINT VENTURE	Louisiana
CENTEX ROONEY CONSTRUCTION CO., INC./RATTLER CONSTRUCTION CONTRACTORS, INC., A JOINT VENTURE	Florida
CENTEX-ROONEY CONSTRUCTION CO. OF GEORGIA, LLC	Delaware
CENTEX ROONEY CONSTRUCTION COMPANY/ACI, A JOINT VENTURE	Florida
CENTEX ROONEY/GRAY CONSTRUCTION, A JOINT VENTURE	Florida
CENTEX ROONEY/HLM CORRECTIONAL DESIGN BUILDERS, LC	Florida
CENTEX ROONEY/LLT, A JOINT VENTURE	Florida
CENTEX ROONEY MARINE, INC.	Florida
CENTEX ROONEY/PEREZ & PEREZ DESIGN BUILDERS, L.L.C.	Delaware
CENTEX ROONEY/PGAL DESIGN BUILDERS, L.C.	Florida
CENTEX ROONEY/RS&H DESIGN BUILDERS, L.C.	Florida
CENTEX ROONEY/SCHENKEL SHULTZ DESIGN/BUILDERS, L.C.	Florida
CENTEX/SCHENKEL SCHULTZ, L.L.C.	Delaware

Exhibit 21

Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization
CENTEX SECURITY, INC.	Nevada
Apartment Protection Systems
Apartment Protection Systems, Inc.
Centex HomeTeam Security
Centex HomeTeam Services
Centex Security
HomeTeam Alarms, Inc.
HomeTeam Security
HomeTeam Services, Inc.
Protection Systems, Inc.
CENTEX SEISMIC SERVICES, INC.	Nevada
CENTEX SERVICE COMPANY	Nevada
CENTEX SMITHGROUP, LLC	Delaware
CENTEX STRATEGIC LAND LIMITED	United Kingdom
CENTEX TECHNOLOGY, INC.	Nevada
CENTEX/THACKER, A JOINT VENTURE	Florida
CENTEX TITLE & ANCILLARY SERVICES, INC.	Nevada
CENTEX UK LTD	United Kingdom
CENTEX/WORTHGROUP, L.L.C.	Delaware
CHEC ASSET RECEIVABLE CORPORATION	Nevada
CHEC CONDUIT FUNDING, LLC	Delaware
CHEC FUNDING, LLC	Delaware
CHEC INDUSTRIAL LOAN COMPANY	Tennessee
CHEC INDUSTRIAL LOAN CORPORATION	Minnesota
CHEC RESIDUAL, LLC	Delaware
CITY HOMEBUILDERS, INC.	Texas
CityHomes
CKC FACILITIES GROUP, L.C.	Florida
CKC Design Builders, L.C.
Miramar Town Center Group
COMMERCE APPRAISAL SERVICES, LLC	Delaware
COMMERCE LAND TITLE AGENCY, LLC	Ohio
Commerce Title Company
COMMERCE LAND TITLE, INC.	Nevada
Commerce Company
Commerce Title Agency
Commerce Title Company
COMMERCE TITLE COMPANY	California
COMMERCE TITLE COMPANY, INC.	Alabama
COMMERCE TITLE COMPANY OF NEW MEXICO, LLC	Delaware
COMMERCE TITLE INSURANCE COMPANY	California
COMMERCE TITLE VENTURES, LLC	Delaware
COMMUNITY COMMITMENT GROUP BUILDERS, LLC	Delaware
CCG Builders
CORE MORTGAGE CONNECTION, L.P.	Texas
Credit Union Mortgage Connection, L.P.
CREC RISK HOLDING CORPORATION	Nevada
CROSLAND ACCEPTANCE ASSOCIATES V	North Carolina
CROSLAND BOND COMPANY	North Carolina
CTX BUILDERS SUPPLY SERVICES, LLC	Delaware
CTX HOLDING COMPANY	Nevada

Exhibit 21

Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization
CTX MORTGAGE COMPANY, LLC	Delaware
Centex Mortgage Company
CTX Mortgage Company
CTX MORTGAGE FUNDING, LLC	Delaware
CTX MORTGAGE FUNDING III, LLC	Delaware
CTX MORTGAGE VENTURES CORPORATION	Nevada
CTX MORTGAGE VENTURES, LLC	Delaware
CTX Mortgage Ventures I, LLC
CTX SWAP I, LLC	Delaware
DARDEN FINANCIAL SERVICES, L.P.	Texas
DENALI FINANCIAL SERVICES, L.P.	Texas
DESARROLLOS EN LATINOAMERICA SERVICIOS ADMINSTRATIVOS S DE RL DE CV	Mexico
DFW INTEGRATED PARTNERS	Texas
DIAMOND LENDING GROUP, L.P.	Texas
DUNDEE INSURANCE AGENCY, INC.	Texas
EMPRESAS INMOBILIARIAS DE MEXICO, S. DE R.L. DE C.V.	Mexico
EXPRESS FINANCIAL SERVICES, LIMITED PARTNERSHIP	North Carolina
Express Financial Services, L.P.
FAIRCLOUGH HOMES GROUP LIMITED	United Kingdom
FAIRCLOUGH HOMES LIMITED	United Kingdom
FAIRWAY FINANCIAL GROUP, L.P.	Texas
FLORIDA LANDMARK MORTGAGE, L.P.	Texas
LandMark Mortgage of Florida, L.P.
FOUR OAKS MORTGAGE COMPANY, L.P.	North Carolina
FOX & JACOBS, INC.	Texas
GARDEN PLUS CO, INC.	California
Garden Plus Pest Control
Garden Plus Pest Control & Termite
Pestrid
GENBOND TWO, INC.	North Carolina
GHQ COMPANY, INC.	Nevada
GLG MORTGAGE, L.P.	Texas
GREAT LAKES DEVELOPMENT CO., INC.	Nevada
GV NORTHFIELD I LLC	Delaware
HARWOOD INSURANCE SERVICES, LLC	California
HARWOOD SERVICE COMPANY OF GEORGIA, LLC	Georgia
Harwood Service Company
HARWOOD SERVICE COMPANY OF NEW JERSEY, LLC	New Jersey
Harwood Service Company
HARWOOD SERVICE COMPANY, LLC	Delaware
Harwood Insurance Service, LLC
Harwood Service Company of Nebraska, LLC
HARWOOD STREET FUNDING II, LLC	Delaware
Main Street Funding, LLC
HEARTLAND MORTGAGE, L.P.	California
HOMEFRONT MORTGAGE, L.P.	Washington
HOMETEAM PEST DEFENSE, INC.	Nevada

Exhibit 21

Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization
HOMETEAM PEST DEFENSE, LLC	Delaware
Callaghan’s Exterminating
Callaghan’s Pest Defense
Integrated Pest Defense
Wilson Pest Control
Wilson Pest Defense
INDEPENDENT GENERAL AGENCY, INC.	Texas
JACK JENNINGS & SONS/CENTEX ROONEY, A JOINT VENTURE	Florida
JOHN CROSLAND COMPANY	North Carolina
John Crosland Homes
KIRCHMAN/CENTEX, A JOINT VENTURE	Florida
LEWIS MORTGAGE COMPANY, L.P.	Texas
Lewis Mortgage Company
LMX FINANCIAL SERVICES, LTD.	Florida
LOWER MISSOURI RIVER, L.L.C.	Missouri
M&W GENERAL CONSTRUCTION COMPANY	Nevada
MARINA COMMUNITY PARTNERS, LLC	Delaware
MEADOW VISTA COMPANY, LLC	Delaware
Ocotillo Meadows, LLC
MELROSE PARK JOINT VENTURE	Florida
METROPOLITAN TAX SERVICE, INC.	Nevada
Metropolitan Tax & Abstract Services, Inc.
METROPOLITAN TITLE & GUARANTY COMPANY	Florida
Commerce Title Agency
Commerce Title Company
Commerce Title Company of Maryland
Commerce Title Company of Virginia
MH ACQUISITION COMPANY, LLC	Delaware
MORTGAGE ACCEPTANCE ASSOCIATES NO. 2	North Carolina
MORTGAGE COLLATERAL ASSOCIATES NO. 1	North Carolina
MORTGAGE COLLATERAL ASSOCIATES NO. 3	North Carolina
MORTGAGE PORTFOLIO SERVICES, INC.	Delaware
MPS FUNDING CORPORATION	Delaware
NAB ASSET COMPANY, LLC	Texas
NEW HOME MORTGAGE SPECIALISTS, L.P.	Washington
NOMAS CORP.	Nevada
PDG / PRESCOTT DEVELOPMENT GROUP, L.L.C.	Arizona
PDNB MORTGAGE COMPANY, L.P.	Texas
PENNSTAR FINANCIAL, LLC	Delaware
PINE RIDGE FINANCIAL, L.P.	Washington
PRIME HOME MORTGAGE, L.P.	Washington
REALTY TITLE PROFESSIONALS, LTD., LLLP	Florida
ROBERG FINANCIAL, L.P.	Texas
SEABREEZE, LLC	California
SELECTIVE — DELAWARE, L.L.C.	Delaware
ST LENDING, INC.	Delaware
SUN BUILT DEVELOPMENT, LLC	Delaware
SYCAMORE CREEK	California
THE JONES COMPANY BUILDING SERVICES, LLC	Nevada
THE JONES COMPANY HOMES, LLC	Nevada
The Jones Company
Lexington Homes
THE JONES COMPANY HOMES REALTY, LLC	Nevada

Exhibit 21

Subsidiaries of Centex Corporation

Jurisdiction
Subsidiary Name & DBAs	of Organization
TRIPLE A DELAWARE LIMITED, LLC	Delaware
TRIPLE A GENERAL, LLC	Delaware
T.W. LEWIS MORTGAGE COMPANY, L.P.	Texas
VENTURE TITLE AGENCY, LTD., LLLP	Florida
VIEWTON PROPERTIES LIMITED	United Kingdom
VISTA RIDGE BUSINESS PARK ASSOCIATION, INC.	Texas
WATERFORD AMERICAN MORTGAGE, LTD.	Florida
WAYNE HOMES, LLC	Delaware
Wayne Homes Centex, LLC
Wayne Homes Michigan, LLC
WAYNE HOMES MID ATLANTIC, LLC	Delaware
Wayne Homes
WESTWOOD INSURANCE AGENCY	California
HomeAdvantage Insurance Agency Services
HomeAdvantage Insurance Services
Massachusetts Westwood Insurance Agency
Westwood Agency
Westwood Insurance Agency, Inc.
Westwood Insurance Agency of Denver, Inc.
WMC Insurance Agency
WMC Insurance Agency Services
WMC Insurance Services
WMC Insurance Services, Inc.
WESTWOOD INSURANCE AGENCY	Nevada
WESTWOOD INSURANCE AGENCY OF ARIZONA, INC.	Arizona
WINFIELD AFFILIATED MORTGAGE, L.P.	Texas
AM&T Mortgage
XSEQUOR, LLC	Delaware